UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 3, 2006
United Development Funding III, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-127891 (1933 Act)	20-3269195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1702 N. Collins Boulevard, Suite 100, Richardson, Texas
75080
(Address of principal executive offices)
(Zip Code)
(214) 370-8960
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On July 3, 2006, United Development Funding III, L.P. (the “Partnership”) satisfied the escrow conditions in connection with its best efforts public offering of units of limited partnership interest. As a result, the Partnership’s initial subscribers were accepted as limited partners and the subscription proceeds were released to the Partnership from escrow. As of July 3, 2006, the Partnership had accepted subscriptions and issued 65,898.08 units of limited partnership interest to limited partners with gross proceeds of $1,317,961.52 distributed to the Partnership.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Development Funding III, L.P.

	By:	UMTH Land Development, L.P. Its General Partner

		By:	UMT Services, Inc. Its General Partner

Dated: July 7, 2006			By:	/s/ Todd F. Etter

Todd F. Etter Chairman of UMT Services, Inc.